Exhibit 10.1
FIRST AMENDMENT TO LEASE
     THIS FIRST AMENDMENT TO LEASE (“First Amendment”) dated as of October 8, 2008, is entered into by and between MCWHINNEY 409CC, LLC, a Colorado limited liability company (“Landlord”), and CONSTANT CONTACT, INC., a Delaware corporation (“Tenant”).
RECITALS
     WHEREAS, Landlord and Tenant are parties to that certain Lease dated May 30, 2008 (“Lease”); and
     WHEREAS, Landlord leased to Tenant and Tenant leased from Landlord approximately fifty thousand (50,000) Rentable Square Feet of a Building to be constructed on Precision Drive, Loveland, Colorado 80538, as more particularly described in the Lease; and
     WHEREAS, Landlord and Tenant desire to amend the terms of the Lease as set forth below.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.	Finish Allowance: The Landlord’s Work and the Tenant’s Finish Work as defined in the Work Letter are hereby modified as set forth on Exhibit A attached to and made a part of this First Amendment. As a result thereof, the Finish Allowance, as set forth in Section 3.7 of the Work Letter, shall be decreased from a maximum of Forty-Six Dollars ($46.00) per Rentable Square Foot to a maximum of Forty-Three Dollars and Sixty-Seven Cents ($43.67) per Rentable Square Foot.

2.	Real Property: Exhibit B which is attached to the Lease and which legally describes the Real Property upon which the Building is to be constructed is hereby amended and replaced in its entirety with Exhibit B attached to and made a part of this First Amendment.

3.	Other Terms and Conditions: All capitalized terms not defined herein shall have the meanings set forth in the Lease and, except as expressly stated herein, the Lease shall remain in full force and effect and shall be binding upon the parties in accordance with their terms. If there is any conflict between the Lease and the terms of this First Amendment, the terms of this First Amendment shall control.

     IN WITNESS WHEREOF the parties have executed this First Amendment as of the day and year first written above.

CONSTANT CONTACT, INC., a Delaware corporation		McWHINNEY 409CC, LLC, a Colorado limited liability company

By:	/s/ Thomas C. Howd	By:	McWhinney Real Estate Services, Inc.,
Print Name: Thomas C. Howd		a Colorado corporation, Manager
Print Title: Senior Vice President, Customer Operations

ATTEST:

By:	/s/ Robert P. Nault	By:	/s/ Douglas L. Hill
Print Name: Robert P. Nault		Douglas L. Hill
Print Title: Vice President and General Counsel		Chief Operating Officer

“Tenant”		“Landlord”

Exhibit A
Intentionally Omitted

EXHIBIT B
REAL PROPERTY
A tract of land being all of Lot 1, Block 6 and a portion of Lot 2, Block 6 of the Myers Group Partnership #949 Third Subdivision located in the West Half of Section 3, Township 5 North, Range 68 West of the 6th Principal Meridian, County of Larimer, State of Colorado being more particularly described as follows:
Considering the North line of said Lot 1, Block 6 as bearing South 89°57’24” East and with all bearings contained herein relative thereto:
BEGINNING at the Northwest corner of said Lot 1, Block 6; thence, along the North line of said Lot 1, Block 6, South 89°57’24” East, 556.64 feet; thence continuing along said North line, North 71°15’52” East, 29.78 feet to a point on the West right-of-way line of Precision Drive; thence along said West right-of-way line the following three courses and distances, along a curve concave to the East having a central angle of 06°16’45”, a radius of 305.00 feet, an arc length of 33.43 feet and the chord of which bears South 21°52’30” East, 33.41 feet; thence, South 25°00’53” East, 186.55 feet; thence along a tangent curve concave to the northeast having a central angle of 00°56’01”, a radius of 330.00 feet, an arc length of 5.38 feet and the chord of which bears South 25°28’54” East, 5.38 feet; thence, South 64°03’06” West, 55.17 feet; thence, South 40°39’06” West, 522.50 feet to a point on the Southwesterly line of said Myers Group Partnership #949 Third Subdivision; thence along said line, North 49°20’55” West, 461.24 feet to a point on the East right-of-way line of Rocky Mountain Avenue; thence along said East right-of-way line the following two courses and distances, North 15°40’26” East, 78.44 feet; thence along a tangent curve concave to the West having a central angle of 12°19’26”, a radius of 1,135.00 feet, an arc length of 244.13 feet and the chord of which bears North 09°30’43” East, 243.66 feet to the POINT OF BEGINNING.
TO BE KNOWN AS:
Lot 1, Block 6, of the Amended Plat of Lots 1 & 2, Block 6, Myers Group Partnership #949 Third Subdivision to the City of Loveland, County of Larimer, State of Colorado.